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                                                                   EXHIBIT 10.30

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ESCROW NO. 15556-TG

                                 STRAIGHT NOTE

$169,000.00                  San Diego, California                 July, 8, 1999

On or before, July 15, 2004, for value received, I promise to pay to Wireless Facilities, Inc. or order, at 9805 Scranton Road, Suite 100, San Diego, CA 92121 the sum of one hundred sixty-nine thousand and 00/100 dollars, with interest from July 15, 1999, until paid at the rate of 6.00 per cent per annum, payable monthly, beginning on August 15, 1999, and continuing monthly thereafter until July 15, 2004, when all principal and interest accrued is due and payable.


"This Note is subject to Section 2966 of the Civil Code, which provided that the holder of this note shall give written notice to the Trustor, or his successor in interest, or prescribed information at least 90 and not more than 150 days before any balloon payment is due."

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"A late charge of 6.00% of the monthly payment shall be due on each installment not received within 15 days of the due date."

"This Note may be prepaid in whole or in part at any time without penalty. Interest shall cease to accrue on any principal paid as of date of payment."

"This Note which is secured by a Deed of Trust is given as part of the purchase price of real property."

"The Deed of Trust securing a Note will be second and subsequent in lien to the first Deed of Trust of record in favor of American Mortgage Express."




Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due the whole sum of principal and interest shall become immediately due at the option of the holder of this note and after said breach, said obligation shall continue to accrue interest at the rate of 6.00 per annum. If action be instituted on this note I promise to pay such sum as the Court may fix as Attorney' fees. This note is secured by a Deed of Trust of even date herewith.


  /s/ Scott Fox                                       /s/ Kathleen W. Fox
--------------------------                         --------------------------
H. Scott Fox                                       Kathleen W. Fox


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FD-30F(Rev. 3/94)               STRAIGHT NOTE

 DO NOT DESTROY THIS NOTE: When paid, this note and the Deed of Trust must be surrendered to Trustee for cancellation, before reconveyance will be made.